IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Furniture Brands International, Inc., et al. [1]	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13

	Federal Tax I.D. #:	43-0337683

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information/Reconciliation	MOR-1a	X	Bank reconciliation statement
Detailed Operating Receipts and Disbursements	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	No	Accrued, but none paid
Copies of Bank Statements		N/A	X
Cash Disbursements Journals		N/A	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X
Copies of IRS Form 6123		N/A
Copies of Tax Returns Filed During Reporting Period		N/A
Summary of Unpaid Post-Petition Debts	MOR-5	N/A
Listing of Aged Accounts Payable	MOR-5a	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Richard R. Isaak	10/31/2013
Signature of Authorized Individual(2)	Date

Richard R. Isaak	VP, Controller, Treasurer, IR, & CAO
Printed Name of Authorized Individual	Title of Authorized Individual

(1) The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal taxpayer- identification number, as applicable are: Furniture Brands International, Inc. (7683); Action Transport, Inc. (7587); Broyhill Furniture Industries, Inc. (3217); Broyhill Home Furnishings, Inc. (8844); Broyhill Retail, Inc. (8843); Broyhill Transport, Inc. (1721); Furniture Brands Holdings, Inc. (2837); Furniture Brands Operations, Inc. (4908); Furniture Brands Resource Company, Inc. (1288); HDM Furniture Industries, Inc. (7484); HDM Retail, Inc. (6125); HDM Transport, Inc. (4378); Lane Furniture Industries, Inc. (5064); Lane Home Furnishings Retail, Inc. (9085); Laneventure, Inc. (8434); Maitland-Smith Furniture Industries, Inc. (7486); Thomasville Furniture Industries, Inc. (6574); Thomasville Home Furnishings, Inc. (3139); Thomasville Retail, Inc. (f/k/a Classic Design Furnishings, Inc.) (6174). The Debtors’ corporate headquarters is located at 1. N. Brentwood Blvd., St. Louis, Missouri 63105.

(2) Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Furniture Brands International, Inc., et al.	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13

	Federal Tax I.D. #:	43-0337683

Listing of Debtor Entities and Notes to the Monthly Operating Report

General:
The report includes activity from the following Debtors and related Case numbers:

Debtor	Case Number
Furniture Brands International, Inc.	13-12329
Action Transport, Inc.	13-12331
Broyhill Furniture Industries, Inc.	13-12332
Broyhill Home Furnishings, Inc.	13-12333
Broyhill Retail, Inc.	13-12334
Broyhill Transport, Inc.	13-12335
Furniture Brands Holdings, Inc.	13-12337
Furniture Brands Operations, Inc.	13-12338
Furniture Brands Resource Company, Inc.	13-12339
HDM Furniture Industries, Inc.	13-12340
HDM Retail, Inc.	13-12341
HDM Transport, Inc.	13-12342
Lane Furniture Industries, Inc.	13-12343
Lane Home Furnishings Retail, Inc.	13-12344
Laneventure, Inc.	13-12349
Maitland-Smith Furniture Industries, Inc.	13-12350
Thomasville Furniture Industries, Inc.	13-12351
Thomasville Home Furnishings, Inc.	13-12352
Thomasville Retail, Inc. (f/k/a Classic Designs Furnishings, Inc.)	13-12354

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include activity for the entire fiscal month of September from 8/25/2013 to 9/28/2013. The remaining schedules in this report represent activity during the post-petition period, from 9/10/2013 to 9/28/2013, unless otherwise noted.

The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non-debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Schedule of Cash Receipts and Disbursements
Debtor	Case Number	Cash Receipts	Cash Disbursements	Net Cash Flow	Bank Transfers
Furniture Brands International, Inc.(1),(2),(3)	13-12329	$5,045,552	(22,713,552)	$(17,668,000)	$24,585,548
Action Transport, Inc.	13-12331	—	—	—	—
Broyhill Furniture Industries, Inc.(4)	13-12332	6,361,015	(1,851,229)	4,509,786	(4,509,786)
Broyhill Home Furnishings, Inc.	13-12333	—	—	—	—
Broyhill Retail, Inc.	13-12334	—	—	—	—
Broyhill Transport, Inc.	13-12335	—	—	—	—
Furniture Brands Holdings, Inc.	13-12337	—	—	—	—
Furniture Brands Operations, Inc.	13-12338	—	(77,975)	(77,975)	77,975
Furniture Brands Resource Company, Inc.	13-12339	—	—	—	—
HDM Furniture Industries, Inc.	13-12340	12,037,640	(2,923,587)	9,114,053	(9,114,053)
HDM Retail, Inc.(5)	13-12341	330,237	—	330,237	(330,237)
HDM Transport, Inc.	13-12342	—	—	—	—
Lane Furniture Industries, Inc.(6)	13-12343	13,733,401	(5,735,176)	7,998,225	(7,998,225)
Lane Home Furnishings Retail, Inc.	13-12344	—	—	—	—
Laneventure, Inc.	13-12349	—		—	—
Maitland-Smith Furniture Industries, Inc.	13-12350	782,284	(2,811,550)	(2,029,266)	2,029,266
Thomasville Furniture Industries, Inc.(7)	13-12351	6,220,566	(5,495,393)	725,174	(725,174)
Thomasville Home Furnishings, Inc.	13-12352	—	—	—	—
Thomasville Retail, Inc. (f/k/a Classic Designs Furnishings, Inc.)	13-12354	4,010,169	—	4,010,169	(4,015,314)
Totals		$48,520,864	$(41,608,461)	$6,912,403	$—
Notes to MOR-1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements. Cash receipts and disbursements between Debtors are included in this schedule. Certain tax payments made by Furniture Brands International, Inc. on behalf of the Debtors are included in the amounts under Furniture Brands International, Inc.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from the cash receipts and disbursement totals above unless otherwise noted.

(1) Cash receipts for 13-12329, 13-12332, 13-12340, 13-12341, 13-12343, 13-12344, 13-12351, and 13-12354. Cash disbursements for all FBN debtors (including employee payroll, benefits, and workers' compensation).
(2) Cash disbursements include sweep to GE Capital on 9/9/13 for $3,395,972.08 per Cash Dominion terms of ABL financing agreement and DIP refinancing fees of $1,542,769.36 on 9/11/13.
(3) Cash receipts include funding from OakTree on 9/11/13 for $4,839,141.25 per terms of DIP financing agreement.
(4) Cash receipts and disbursements for 13-12332 and 13-12334.
(5) Cash receipts for 13-12341 and all FBN employee furniture purchases.
(6) Cash receipts and disbursements for13-12343 and 13-12331.
(7) Cash disbursements for 13-12351, 13-12341,13-12344, and 13-12354.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8961	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8987	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8974	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8990	—
Broyhill Furniture Industries, Inc.	13-12332	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7302	—
Broyhill Furniture Industries, Inc.	13-12332	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9497	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0887	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7399	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7182	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8386	—
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7409	28,150
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	3684	1,840,712
Furniture Brands International, Inc.	13-12329	J.P. Morgan Chase 10 S. Dearborn Street, Floor 34 Chicago, IL 60603	1321	1,000
Furniture Brands International, Inc.	13-12329	Meta Bank 6200 South Quebec St Greenwood Village, CO 80111	0012	29,888
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9463	—
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9482	—
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9522	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4596	864,809
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0124	9,554,087
Furniture Brands International, Inc.	13-12329	Wells Fargo 1445 Ross Ave. Suite 210 Dallas, TX 75202 ATTN: Chuck :Landry	3139	—
Furniture Brands Operations, Inc.	13-12338	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9478	—
HDM Furniture Industries, Inc.	13-12340	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7315	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9406	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9425	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9444	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	3595	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1979	—
HDM Furniture Industries, Inc.	13-12340	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	7569	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1692	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4988	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9410	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9355	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9368	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7707	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	2862	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9371	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9384	—
HDM Retail, Inc.	13-12341	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7697	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1171	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	7062	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	8763	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4395	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	1329	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5377	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	2005	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4841	—
HDM Retail, Inc.	13-12341	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0210	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1022	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8819	—
Lane Furniture Industries, Inc.	13-12343	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7328	—
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9503	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9518	—
Lane Furniture Industries, Inc.	13-12343	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	0138	—
Maitland-Smith Furniture Industries, Inc.	13-12350	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7289	—
Maitland-Smith Furniture Industries, Inc.	13-12350	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9459	—
Thomasville Furniture Industries, Inc.	13-12351	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7292	—
Thomasville Furniture Industries, Inc.	13-12351	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	9537	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5323	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1214	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8459	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7438	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1243	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6672	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9326	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1201	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0866	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7412	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0882	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1230	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5048	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5365	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4965	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9598	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5447	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1308	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5006	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1285	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1227	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4981	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7190	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	8450	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9313	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6685	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4573	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9608	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4978	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4949	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5463	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	3179	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7455	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6698	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9339	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6724	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1311	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	291	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5100	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5284	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1298	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	6808	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	1744	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5161	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5453	—

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Account Information
Legal Entity	Case Number	Bank Name/Address	Account Number	Bank Balance
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5421	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0853	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7425	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	7323	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4072	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9423	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	9611	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4994	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4952	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	5488	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	0879	—
Thomasville Retail, Inc.	13-12354	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	4612	—
Thomasville Retail, Inc.	13-12354	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5052	4,373
Thomasville Retail, Inc.	13-12354	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	4640	5,109
Furniture Brands International, Inc.	13-12329	Wells Fargo 1 N. Jefferson Ave, Bldg D, Floor 3 St. Louis, MO 63103 ATTN: Julie Evans, Shawna Duenwald	5335(1)	852,000
Furniture Brands International, Inc.	13-12329	Bank of America 800 Market Street, 13th Floor St. Louis, MO 63101 ATTN: Kevin Knopf, Sara Cragen	2703(2)	—

Notes to MOR-1a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

(1) Account set up for adequate assurance per Utility Motion.
(2) Account opened on 9/10/13 in order to fund payroll as all other bank accounts were frozen from 9/9/13 - 9/11/13. The payroll ACH went to Wells Fargo on 9/11/13 and this account was then subsequently closed.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Bank Reconciliations
Bank Reconciliations

The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements.

The Debtors’ standard practice is to ensure that each bank account is reconciled to bank statements at least once per fiscal quarter within 45 days after the month end. I attest that each of the Debtors’ bank accounts is reconciled to bank statements in accordance with its practices.

/s/ Richard R. Isaak	10/31/2013
Signature of Authorized Individual	Date

Richard R. Isaak	VP, Controller, Treasurer, IR, & CAO
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-1b
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Operating Receipts
Lane	$13,730,025
Broyhill	6,361,015
Thomasville	10,235,881
Other(1)	18,193,944
Total operating receipts	$48,520,864
Disbursements
Materials	$12,868,521
Payroll & benefits	15,620,443
Rent/Lease payments	366,280
Freight	3,332,215
Professional/Transaction fees	1,542,769
Operating OpEx(2)	2,531,659
Non-operating OpEx	1,959,445
International operations	3,387,129
Total disbursements	$41,608,461
Net cash flow	$6,912,403

Notes to MOR-1b:
(1) $3,625 of miscellaneous receipts excluded.
(2) $690 of miscellaneous disbursements included.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-2
Figures in $	Case No.:	13-12329
	Reporting Period:	8/25/13 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Furniture Brands International, Inc. and related Debtors and Non-debtors Consolidated Statement of Operations (Unaudited)

Net Sales	$72,670,688
Cost of Sales	62,902,100
Gross Profit	9,768,588
As a percentage of net sales	13.4%

Sales, general and administrative expense	24,358,550
As a percentage of net sales	33.5%
Earnings/(loss) from operations	(14,589,962)
As a percentage of net sales	-20.1%

Interest expense	1,999,494

Other income/expense, net	(1,604)

Reorganization items:
Professional fees	7,567,499
Deferred financing fees from prior ABL loan	6,428,904
Total reorganization items	13,996,403

Pretax earnings/(loss)	(30,587,463)
As a percentage of net sales	-42.1%

Income tax expense	144,252
As a percentage of net sales	-0.2%

New earnings/(loss)	$(30,731,715)
As a percentage of net sales	-42.3%

Notes to the MOR-2:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include activity for the entire fiscal month of September from 8/25/2013 to 9/28/2013. The remaining schedules in this report represent activity during the post-petition period, from 9/10/2013 to 9/28/2013, unless otherwise noted.

The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non-debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-3
Figures in $	Case No.:	13-12329
	Reporting Period:	8/25/13 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Furniture Brands International, Inc. and related Debtors and Non-debtors Consolidated Balance Sheet (Unaudited)

Assets:
Cash and cash equivalents	$14,885,692
Gross trade receivables(1)	97,869,194
Other receivables	11,906,549
Allowance for doubtful accounts	(13,201,540)
Inventories	215,723,797
Prepaid expenses and other current assets	14,782,248
Total current assets	341,965,940

Property, plant, and equipment, net	85,047,320
Trade names	65,339,154
Other assets	37,449,707
Total assets	$529,802,122

Liabilities:
Accounts payable(2)	$16,473,978
Accrued employee compensation	7,424,194
Other accrued expenses(3)	15,482,060
Total current liabilities	39,380,232

Long-term debt	146,084,281
Deferred income taxes	17,657,110
Pension liability(4)	2,567,398
Other long-term liabilities(5)	10,664,547
Total liabilities not subject to compromise	$216,353,569
Liabilities subject to compromise	363,670,584

Shareholders' Equity:
Preferred stock	$—
Common stock	8,659,249
Paid-in capital	242,627,942
Retained earnings	29,443,043
Accumulated other comprehensive loss	(232,215,347)
Treasury stock	(98,736,918)
Total shareholders' equity	$(50,222,031)

Total liabilities and shareholders' equity	$529,802,122

Liabilities subject to compromise includes the following:
Accounts Payable	$87,812,056
Lease liabilities	7,493,823
Accrued compensation and benefits	2,498,939
Pension and other post-retirement liabilities	226,286,275
Other liabilities	39,579,491
Total liabilities subject to compromise	$363,670,584

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include activity for the entire fiscal month of September from 8/25/2013 to 9/28/2013. The remaining schedules in this report represent activity during the post-petition period, from 9/10/2013 to 9/28/2013, unless otherwise noted.

The unaudited consolidated financial statements have been derived from the books and records of the Furniture Brands International, Inc. and related Debtors and Non-debtors ("FBN"). The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Furniture Brands International, Inc. and related Debtors and Non- debtors apply in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, FBN believes that the financial information may be subject to change, and that these changes could be material.

The unaudited consolidated financial statements presented in MOR-2 and MOR-3 include elimination entries for intercompany balances related to non-debtor affiliates. Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of FBN in the future. FBN cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR-3:

(1)	Included in accounts receivable is $421,000 of receivables related to foreign non-debtor entities.

(2)
Accounts payable can include multiple post-petition liabilities, such as trade payables, insurance, benefits, foreign non-debtor, and other liabilities. Included in accounts payable is $2,795,986 and $1,795,662 of payables related to foreign non-debtor entities and outstanding checks, respectively. There are no professional fees included in this figure.

(3)
Other accrued expenses include accrued taxes (payroll, real property, personal property and income taxes), workers' compensation, healthcare expenses, professional and legal fees, advertising, royalties, promotional allowances and rent.

(4)	Post-petition pension liability relates to pension liability at foreign non-debtor entities.

(5)	Other long term liabilities is comprised of workers' compensation, a reserve straight line for straight line rent expense, tax liabilities, and other liabilities.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-4a
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Status of Post-Petition Taxes (Unaudited)
	Beginning Tax Liabilities	Taxes Collected	Taxes Remitted	Closing Balance Post-Petition
Federal:
Withholding	$—	$1,421,385	$(1,421,385)	$—
FICA & Medicare - Employee	—	1,022,891	(1,022,891)	—
FICA & Medicare - Employer	—	1,019,503	(1,019,503)	—
Unemployment	—	2,796	(2,796)	—
Income	—	—	—	—
Other	—	—	—	—
Total Federal	$—	$3,466,575	$(3,466,575)	$—

State and Local:
Withholding(1)	$—	$589,327	$(589,327)	$—
Unemployment(2)	—	191,392	(191,392)	—
Medicare	—	—	—	—
Disability	—	1,562	(1,562)	—
Income	—	—	—	—
Franchise	—	—	—	—
Property	—	—	—	—
Sales & Use	—	572,546	(656,488)	(83,941)
Total State and Local	$—	$1,354,827	$(1,438,769)	$(83,941)

Total Taxes	$—	$4,821,402	$(4,905,343)	$(83,941)

Notes to MOR-4:
Furniture Brands International, Inc. and related Debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise and property taxes and other taxes, assessments, fees and similar charges. The tax rollforward only reflects the payment of post-petition taxes. Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.

Furniture Brands International, Inc. and related Debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

(1)	Includes New Jersey Development and Supplemental Workforce taxes, New Jersey Family Leave Insurance taxes, and an employee paid portion of unemployment tax in Pennsylvania and New Jersey.

(2)	Includes Oregon TRIMET and Workers' Benefit Fund taxes.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-4b
Figures in $	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Property Tax Filing
Entity	Jurisdiction	Filing Description	Due Date	Date Filed
HDM Furniture Industries, Inc.	Burke County, NC	Personal Property Tax Bill - August 2013	9/1/2013	9/4/2013
HDM Furniture Industries, Inc.	Guilford County, NC	Personal Property Tax Bill - August 2013	10/1/2013	9/23/2013
Thomasville Furniture Industries, Inc.	Catawba County, NC	Personal Property Tax Bill - August 2013	9/1/2013	9/4/2013
Thomasville Retail, Inc.	Gwinnett County, GA	Real Estate Tax Bill - August 2013	10/3/2013	9/25/2013
Sales and Use Tax Filing
Entity	Jurisdiction	Filing Description	Due Date	Date Filed
Thomasville Retail, Inc.	California	California Sales and Use Tax - August 2013	9/24/1931	9/18/2013
Thomasville Retail, Inc.	Connecticut	Brookfield Connecticut Sales and Use Tax - August 2013	9/20/2013	9/20/2013
Thomasville Retail, Inc.	Connecticut	Manchester Connecticut Sales and Use Tax - August 2013	9/20/2013	9/21/2013
Thomasville Retail, Inc.	Connecticut	Orange Connecticut Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	Delaware	Delaware Gross Receipts Tax - August 2013	10/31/2013	9/17/2013
Thomasville Retail, Inc.	Florida	Florida Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Georgia	Atlanta Georgia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Georgia	Buford Georgia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Georgia	Kennesaw Georgia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Georgia	Savannah Georgia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Illinois	Illinois Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Kansas	Kansas Sales Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Maryland	Maryland Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	Michigan	Michigan Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Minnesota	Minnesota Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	Missouri	Missouri Sales Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	Nevada	Nevada Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	New Jersey	New Jersey Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	New York	New York Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Retail, Inc.	Pennsylvania	Pennsylvania Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Retail, Inc.	South Carolina	South Carolina Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	South Carolina	South Carolina Sales and Use Tax (OOS) - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Texas	Texas Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Viginia	Alexandria Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Viginia	Fairfax Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Viginia	Potomac Mills Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Viginia	Sterling Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Retail, Inc.	Wisconsin	Wisconsin Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Furniture Industries, Inc.	Florida	Florida Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Furniture Industries, Inc.	Maryland	Maryland Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Furniture Industries, Inc.	Michigan	Michigan Sales and Use Tax - August 2013	9/20/2013	9/19/2013
Thomasville Furniture Industries, Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax - August 2013	9/20/2013	9/18/2013
Thomasville Furniture Industries, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Furniture Industries, Inc.	Tennessee	Tennessee Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Furniture Industries, Inc.	Texas	Texas Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Furniture Industries, Inc.	Viginia	Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Thomasville Furniture Industries, Inc.	Washington	Washington Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Thomasville Furniture Industries, Inc.	Revenue Canada	Canadian GST/HST Tax - August 2013	9/30/2013	9/25/2013
HDM Furniture Industries, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
HDM Furniture Industries, Inc.	Washington	Washington Sales and Use Tax - August 2013	9/20/2013	9/17/2013
HDM Retail, Inc.	California	California Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Florida	Florida Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Georgia	Georgia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Illinois	Illinois Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Michigan	Michigan Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Missouri	Missouri Sales Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	New York	New York Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
HDM Retail, Inc.	Oklahoma	Oklahoma Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	South Carolina	South Carolina Sales and Use Tax - August 2013	9/20/2013	9/18/2013
HDM Retail, Inc.	Viginia	Alexandria Virginia Sales and Use Tax - August 2013	9/20/2013	9/18/2013
Maitland-Smith Furniture Industries, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Broyhill Furniture Industries, Inc.	Florida	Florida Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Broyhill Furniture Industries, Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax - August 2013	9/20/2013	9/17/2013
Broyhill Furniture Industries, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Broyhill Furniture Industries, Inc.	Tennessee	Tennessee Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Broyhill Furniture Industries, Inc.	Washington	Washington Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Broyhill Retail, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Lane Venture, Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax - August 2013	9/20/2013	9/17/2013
Lane Venture, Inc.	North Carolina	North Carolina Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Lane Royal Division, Inc.	North Carolina	North Carolina Manufacturing and Equipment Tax - August 2013	9/20/2013	9/18/2013
Lane Furniture Industries, Inc.	Mississippi	Mississippi Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Lane Furniture Industries, Inc.	Washington	Washington Sales and Use Tax - August 2013	9/20/2013	9/17/2013
Lane Furniture Industries, Inc.	Revenue Canada	Canadian GST/HST Tax - August 2013	9/30/2013	9/25/2013

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-5a
Figures in $	Case No.:	13-12329
	Reporting Period:	8/25/13 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Accounts Payable (Post-Petition) Balance as of 9/28/13 (Unaudited)
Accounts Payable Aging
0 - 30 days old	$16,473,978
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Payable (Post-Petition)	$16,473,978

Notes to MOR-6:

(1)	Includes current activity and non-debtor AR.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-6
Figures in $	Case No.:	13-12329
	Reporting Period:	8/25/13 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Accounts Receivable (Post-Petition) Balance as of 9/28/13 (Unaudited)
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$103,170,322
(+) Amounts billed during the period	58,822,426
(-) Amounts collected during the period	(61,821,848)
(-) Credits and allowances used/applied during the period(1)	(2,301,706)
Total Accounts Receivable at the end of the reporting period	$97,869,194

Accounts Receivable Aging
0 - 30 days old(1)	$71,442,546
31 - 60 days old	15,031,622
61 - 90 days old	4,626,002
91+ days old	6,769,024
Total Accounts Receivable (Post-Petition)	$97,869,194

Notes to MOR-6:

(1)	Includes current activity and non-debtor AR.

In re: Furniture Brands International, Inc., et al.	Form No.:	MOR-7
	Case No.:	13-12329
	Reporting Period:	9/10/2013 - 9/28/13
	Federal Tax I.D. #:	43-0337683

Debtor Questionnaire
		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Explanations

Explanations
5.	New accounts opened during the reporting period:

	Legal Entity	Bank	Account Number	Notes
	Furniture Brands International, Inc.	Wells Fargo	xxxxxx5335	Utility Deposit
	Furniture Brands International, Inc.	Bank of America	xxxxxx2703	Payroll Funding